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                                                                 EXHIBIT 10.4
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                            APOGENT TECHNOLOGIES INC.

                           2001 EQUITY INCENTIVE PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT

         THIS AGREEMENT is made and entered into as of the ___ day of ________, 2002 (the "Grant Date"), between Apogent Technologies Inc., a Wisconsin corporation (the "Company"), and Name of Participant (the "Participant") in connection with the grant of a Non-Qualified Stock Option under the Apogent Technologies Inc. 2001 Equity Incentive Plan (the "Plan").

                             W I T N E S S E T H:

         WHEREAS, Participant is an employee of the Company or one of its Subsidiaries in a key position, and the Company desires to promote the success and enhance the value of the Company by linking the personal interests of Participant to those of Company shareholders, and by providing Participant with an incentive for outstanding performance; and

         WHEREAS, in light of the above, the Company desires to grant to Participant a Non-Qualified Stock Option ("Option") to purchase Shares of Company common stock under the Company's 2001 Equity Incentive Plan.

         NOW, THEREFORE, in consideration of these premises, the parties agree that the following shall constitute the agreement ("Agreement") between the Company and Participant:

         1.       Plan Controls. This Option is granted under and is subject to
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the terms of the Plan. In the case of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. For purposes of this Agreement, the terms used herein shall have the meanings specified in the Plan and terms which are not defined in the Plan shall have the meanings specified in Section 11 of this Agreement.

         2.       Grant of Non-Qualified Stock Option. Subject to the terms and
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conditions set forth herein, the Company grants to Participant a Non-Qualified
Stock Option to purchase from the Company TotalShares Shares at an Option price of US$ Amount per share ("Option Price"), subject to adjustment as provided in Section 9 hereof. This Option shall not be exercisable until Participant completes one year of service from the Grant Date. When Participant has completed one year of service from the Grant Date, the Option shall be exercisable for 25% of the Shares covered by this Option. Thereafter, the Option shall become exercisable for an additional 1/48 of the total Shares covered by this Option for each full month of employment with the Company. (E.g., the Option will be exercisable for 37.5% of the Shares if Participant continues in employment for eighteen months after the Grant Date, 75% of the Shares if Participant continues in employment for thirty-six months after the Grant Date, and 100% of the Shares if Participant continues in employment for forty-eight months after the Grant Date.) No fractional Shares shall be issued upon exercise of this Option and if the application of the fractions set forth above would result in a fractional share, the number of Shares exercisable shall be rounded up to the next full share. Notwithstanding the foregoing, this Option shall become immediately exercisable in full if (a) Participant's employment terminates because of death or Disability or (b) in the event of a Change in Control (as provided in Section 12 hereof).

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         3.       Expiration of Option. This Option shall expire ten years from
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the Grant Date; provided, however, that (a) if Participant's employment with the Company is terminated prior to the exercise in full of this Option, then the rules of Section 8 hereof shall apply, and (b) notwithstanding anything to the contrary herein, the Company shall not be required to issue or transfer any certificates for Shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and, if applicable, such Shares shall have been duly listed on any securities exchange on which Shares may then be listed.

         4.       Notice of Exercise. This Option may be exercised in whole or
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in part from time to time in accordance with Section 2 hereof, by the delivery of written notice to the Vice President of Human Resources of the Company at the address provided in Section 14, which notice shall:

                  (a) specify the number of Shares to be purchased and the per share Option Price therefor;

                  (b) if the Person exercising this Option is not the Participant, contain or be accompanied by evidence satisfactory to the Committee of such person's right to exercise this Option; and

                  (c) be accompanied by payment in full of the total Option Price (i) in cash or its equivalent, (ii) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the Option Price (provided such previously acquired Shares have been held by Participant for at least six months prior to such tender), (iii) by a combination of cash and such tendered Shares, (iv) with the Committee's consent, through a cashless exercise as permitted under Federal Reserve Board Regulation T, or (v) by any other means which the Committee deems consistent with the Plan and applicable law.

As soon as practicable after receipt of an exercise notice and full payment of the Option Price, the Company shall deliver to Participant, in Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased upon the exercise. The Committee may impose such restrictions on any Shares acquired pursuant to an exercise as it deems advisable, including without limitation restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under blue sky or state securities laws applicable to such Shares.

         5.       Transfer and Exercise of Option. This Option may not be sold,
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transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable by a Participant during his or her lifetime only by Participant, except that any portion of this Option that is then exercisable may be transferred by Participant during his lifetime to a family member (as defined in the General Instructions to SEC Form S-8). In accordance with the provisions of the Plan, Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) who shall be entitled to exercise this Option in the event of Participant's death and to the extent this Option is exercisable at that time. In the absence of any such designation, this Option may be exercised, to the extent exercisable, by the administrator of Participant's estate.

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         6.       Status of  Participant. The Participant shall not be deemed
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a shareholder of the Company with respect to any of the Shares subject to this
Option, except to the extent that such Shares shall have been purchased and transferred to him.

         7.       No Effect on Capital Structure. This Option shall not affect
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the right of the Company or any Subsidiary thereof to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize.

         8.       Termination of Employment.
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                  (a)      If the employment of Participant  shall  terminate
                           for any reason other than Cause or Retirement, this Option, to the extent (if any) it is not yet exercisable, shall terminate immediately and be forfeited to the Company; provided, however, that if the employment of Participant shall terminate by reason of death or Disability, this Option, to the extent it is not yet exercisable, shall immediately vest and become exercisable until the earlier to occur of three years from the date of termination or the scheduled expiration date of this Option; and provided further that the Committee, in its sole discretion, shall have the right to immediately vest, upon any other termination without Cause, all or any portion of this Option, subject to such terms as the Committee, in its sole discretion, deems appropriate, provided that the maximum exercise period which may be permitted upon any such acceleration of vesting shall be the shorter of three years or the scheduled expiration date of this Option.

                  (b) If the employment of Participant shall terminate by reason of Retirement, this Option, to the extent it is not yet exercisable, shall continue in existence and shall continue to vest during the three-year period following the date of Retirement as if the Participant remained in the employ of the Company (subject to acceleration in the event of Participant's death or in the event of a Change of Control). The Option shall remain exercisable until the earlier to occur of three years from the date of Retirement or the scheduled expiration date of this Option; and provided further that the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of this Option, subject to such terms as the Committee, in its sole discretion, deems appropriate, provided that the maximum exercise period which may be permitted upon any such acceleration of vesting shall be the shorter of three years or the scheduled expiration date of this Option.

                  (c) To the extent that this Option is exercisable as of the effective date of a termination other than for Cause, this Option may be exercised by Participant within the period beginning on the effective date of termination and ending on the earlier to occur of the scheduled expiration date of the Option or: (i) three years following the effective date of termination in the case of termination by reason of death, Disability or Retirement, and (ii) three months following such date in the case of termination for any other reason (other than for Cause).

                  (d) If the employment of Participant shall terminate for Cause, this Option shall terminate immediately and be forfeited to the Company, and no additional exercise period shall be allowed, regardless of the exercisability of this Option at the time of such termination.

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         9.       Adjustments Upon Changes in Capitalization, Merger, Etc.
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Notwithstanding any other provision herein, in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares subject to this Option and the Option Price as may be determined by the Committee, in its sole discretion, to be appropriate and equitable to prevent dilution or enlargement of rights, provided that any fractional share resulting from such adjustment shall be eliminated.

         10.      Committee Authority. Any question concerning the
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interpretation of this Agreement, any adjustments required to be made under
Section 9 of this Agreement, and any controversy which may arise under this Agreement shall be determined by the Committee, in its sole discretion, which determination shall be final, conclusive and binding on all Persons, including without limitation the Company and Participant.

         11.      Definitions. For purposes of this Agreement, the terms used
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in this Agreement shall have the following meanings:

                  (a)      Cause. "Cause" means fraud, dishonesty, competition
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                           with the Company, unauthorized use of the Company's
                           trade secrets or confidential information, or continued gross neglect by Participant of the duties assigned to him by the Board (if such neglect continues for thirty days after notice by the Board to Participant specifying the duties being neglected by Participant).

                  (b)      Change in  Control.  "Change in  Control"  shall mean
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                           a change in control of the Company of a nature that
                           would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a Change in Control shall be deemed to have occurred if: (i) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals, who at the beginning of such period constitute the Board and any new director added during the period whose election to the Board or nomination for election to the Board by the Company's shareholders was approved by a vote of at least
                           two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was approved prior to the beginning of the period, cease for any reason to constitute a majority of the Board; (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the

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                           sale or disposition by the Company of all or
                           substantially all of the Company's assets.

         12.      Change In Control. Upon the occurrence of a Change in Control,
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unless otherwise specifically prohibited by law, this Option shall become immediately exercisable and shall remain as such for the duration of its term (subject to Section 8 hereof); provided, however, that the Committee shall have authority to make any modifications to this Option which are consistent with the provisions of the Plan and determined by the Committee to be appropriate before the effective date of the Change in Control.

         13.      Tax Withholding. The Company shall have the power and right
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to deduct or withhold, or require Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes required by law to be withheld with respect to the grant of this Option, its exercise or any payment made under or as a result of this Option or the Plan. The Participant may make a written election, subject to the approval of the Committee, to satisfy this withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum marginal total tax which could be imposed on the transaction.

         14.      Notice. Whenever any notice is required, permitted or
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contemplated hereunder, such notice shall be given to the non-notifying party via hand delivery or United States mail, postage prepaid, at the address stated below or at such other address specified in a notice given hereunder:

         If to the Company:                      APOGENT TECHNOLOGIES INC.
                                                 30 Penhallow Street
                                                 Portsmouth, NH  03801
                                                 Attention:  Vice President
                                                             of Human Resources

         If to Participant:                      Participant Name
                                                 c/o CompanyName
                                                 Street
                                                 City, State Zip
                                                 Country

Any notice given via United States mail shall be deemed effectively given four days after mailing.

         15.      Tax  Treatment.  This Option is not intended to qualify as,
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and shall not be treated as, an "incentive stock option" within the meaning of
Section 422 of the Code.

         16.      Governing  Law.  To the extent not  preempted  by Federal law,
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this Agreement shall be construed in accordance with and governed by the laws of the State of Wisconsin.

         17.      Successors.  All  obligations  of the Company under this
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Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         18.      Employment/Participation. Nothing in this Agreement shall
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interfere with or limit in any way the right of the Company to terminate
Participant's employment at any time, nor confer upon Participant any right to continue in the employ of the Company. Furthermore, nothing contained

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herein shall confer upon Participant any right to be selected to receive an award in the future under the Plan.

         19.      Gender and Number. Except where  otherwise  indicated by the
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context, any masculine term used herein also shall include the feminine; the plural shall include the singular; and the singular shall include the plural.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and Participant has hereunto set his hand on the day and year first above written.

                                   APOGENT TECHNOLOGIES INC.

                                   ___________________________________________
                                   Vice President of Human Resources

                                   ___________________________________________
                                   Signature of Participant

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